Filed pursuant to Rule 497(a)(1) File No. 333-150033 Rule 482 ad

PennantPark Investment Corporation Prices Public Offering

New York, NY — February 8, 2011 — PennantPark Investment Corporation (the “Company”) (Nasdaq: PNNT) announced that it has entered into an agreement to sell 8,000,000 shares of common stock at a public offering price of $12.40 per share, raising approximately $99,200,000 in gross proceeds. Morgan Stanley & Co. Incorporated, J.P. Morgan Securities LLC, and Stifel, Nicolaus & Company, Incorporated, are acting as joint bookrunning underwriters. FBR Capital Markets & Co., Keefe, Bruyette & Woods, Inc., Ladenburg Thalmann & Co. Inc. and RBC Capital Markets, LLC are acting as co-managers.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on February 11, 2011. The Company also has granted the underwriters an option to purchase up to an additional 1,200,000 shares of common stock to cover over-allotments, if any.

The Company expects to use the net proceeds for general corporate or strategic purposes, including repayment of outstanding indebtedness, funding investments in accordance with its investment objectives.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement dated February 8, 2011 and the accompanying prospectus dated January 28, 2011 contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint bookrunners at the following addresses: Morgan Stanley, via telephone: (866) 718-1649, email: prospectus@morganstanley.com, or standard mail at Morgan Stanley, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attention: Prospectus Department, or by calling 866-803-9204; or Stifel Nicolaus Weisel, One South Street, 15th Floor, Baltimore, MD 21202, Attention: Equity Syndicate Department, 443-224-1988 or e-mail SyndicateOps@stifel.com.

ABOUT PENNANTPARK INVESTMENT CORPORATION

PennantPark Investment Corporation is a business development company which principally invests in U.S. middle-market private companies in the form of senior secured loans, mezzanine debt and equity investments. From time to time, we may also invest in public companies whose securities are thinly traded. PennantPark Investment Corporation is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements.” All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

CONTACT:

Aviv Efrat

PennantPark Investment Corporation

Reception: (212) 905-1000

www.pennantpark.com